UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Apollo Commercial Real Estate Finance, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

APOLLO COMMERCIAL REAL ESTATE FINANCE, INC.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held Virtually on June 6, 2023

You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement and Annual Report are available at http://www.viewproxy.com/apollocref/2023.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for a copy. Please make your request for a copy as instructed below on or before May 26, 2023 to facilitate timely delivery.

Important information regarding the Internet availability of the company's proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice.

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE VIRTUAL ANNUAL MEETING.

To the Stockholders of APOLLO COMMERCIAL REAL ESTATE FINANCE, INC.
The 2023 Annual Meeting of Stockholders of Apollo Commercial Real Estate Finance, Inc. will be held virtually on June 6, 2023 at 9:00 a.m. EDT. As a Registered Holder, you may vote your shares at the Annual Meeting of Stockholders by first registering at http://www.viewproxy.com/apollocref/2023/htype.asp and then using your Virtual Control Number below. Your registration must be received by 11:59 PM EDT on June 3, 2023. On the day of the Annual Meeting of Stockholders, if you have properly registered, you may log in using the password you received via email in your registration confirmation and follow instructions to vote your shares. Please have your Virtual Control Number with you in order to vote during the meeting. Further instructions on how to attend and vote at the Annual Meeting of Stockholders are contained in the Proxy Statement.

Voting Items

1. Election of Directors.

(01) Mark C. Biderman	(02) Pamela G. Carlton	(03) Brenna Haysom	(04) Robert A. Kasdin
(05) Katherine G. Newman	(06) Eric L. Press	(07) Scott S. Prince	(08) Stuart A. Rothstein
(09) Michael E. Salvati	(10) Carmencita N.M. Whonder		

2. Ratification of the appointment of Deloitte & Touche LLP as Apollo Commercial Real Estate Finance, Inc.'s independent registered public accounting firm for the 2023 fiscal year.
3. Approval, on an advisory basis, of the compensation of Apollo Commercial Real Estate Finance, Inc.'s named executive officers, as more fully described in the 2023 Proxy Statement.
4. Advisory non-binding approval of frequency of future advisory votes on executive compensation.

The Board of Directors recommends a vote "FOR" the election of all of the director nominees listed in Proposal 1, "FOR" Proposals 2 and 3 and "1 YEAR" for Proposal 4.

The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet.

Material for this annual meeting and future meetings may be requested by one of the following methods:

INTERNET — To view your proxy materials online, go to http://www.viewproxy.com/apollocref/2023. Have the 11 digit Virtual Control Number (located below) available when you access the website and follow the instructions.

TELEPHONE — **877-777-2857 TOLL FREE**

E-MAIL — requests@viewproxy.com
* If requesting material by e-mail, please send a blank e-mail with the company name and your 11 digit Virtual Control Number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

You must use the 11 digit Virtual Control Number located in the box below.

SCAN TO
VIEW MATERIALS & VOTE

VIRTUAL CONTROL NO.

APOLLO COMMERCIAL REAL ESTATE FINANCE, INC.PROXY MATERIALS AVAILABLE TO VIEW OR RECEIVEThe following proxy materials are available to you for review at: http://www.viewproxy.com/apollocref/20232023 Proxy Statement2022 Annual ReportACCESSING YOUR PROXY MATERIALS ONLINEHave this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically.You must reference your Virtual Control Number to vote by Internet or request a paper copy of the proxy materials.You May Vote Your Proxy When You View The Proxy Materials On The Internet.You Will Be Asked To Follow The Prompts To Vote Your Shares.Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone please call 1-877-777-2857orBy logging onto http://www.viewproxy.com/apollocref/2023 orBy email at: requests@viewproxy.comPlease include the company name and your Virtual Control Number in the e-mail subject line.